SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Event Requiring Report: September 26, 2004

ENERGY PRODUCERS, INC.

(Exact name of registrant as specified in its charter)

       Nevada                 000-32507             88-0345961

(State of Incorporation) (Commission File Number)    (IRS Employer

                                                      Identification No.)

Dennis R. Alexander, Chairman

Energy Producers, Inc.

6564 Smoke Tree Lane, Scottsdale Arizona 85253

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(Address of Principal Executive Offices)

(480) 948-6581

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(Registrant's telephone number, including area code)

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

(*) On September 26, 2004, acting on approval of the Registrant’s Board of Directors, the Executive Management Committee, along with the Compensation and Stock Option Committee, approved the following issuances of the Registrant’s restricted common stock, par value $0.001 per share to the following persons. The shares were issued pursuant to a private placement and carry a Rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

                                   Share              Type of          Fair Market Value

Name

    Date

 Amount           Consideration       of Consideration

----

    ----

 ------

     --------------      ----------------

Greig Wright (1)

9/26/04

100,000

Addl. Consideration

$  8,000

18 Western Crescent

Franchise Operations

Kilbirnie

   IYSG Marine

Ayrshire

Scotland

KA25 6JF

Robert Wright (2)

9/26/04

100,000

Addl. Consideration

$  8,000

18 Western Crescent

Franchise Operations

Kilbirnie

   IYSG Marine

Ayrshire

Scotland

KA25 6JF

Peter Wojcik (3)

9/26/04

200,000

Consulting/Advisory

$ 16,000

3540 Basswood Grove

Regina, Sk., S4V 2T5

Canada

Roger Edwardes (4)

9/26/04

150,000

Addl. Consideration/

$ 12,000

5 Braddons Hill Road East

Franchise Buy-back

Torquay

   IYSG Marine

Devon

TQ1 1HA UK

Larry W. Trapp (5)

9/26/04

400,000

Addl. Consideration

$ 32,000

3415 West Pershing Ave

for loans and other

Phoenix, Arizona 85029

services

Tom Richards (6)

9/26/04

250,000

Addl. Consideration

$ 20,000

2454 E. Huber

for loans and other

Mesa, Arizona 85213

services

John Brigandi (7)

9/26/04

150,000

Consulting Advisory

$ 12,000

(*) $108,000 of the financing proceeds in the immediately preceding table were used primarily for additional consideration in behalf of the Registrants IYSG Marine franchise operations, business consulting and advisory Services, and additional consideration for loans and other services.

(1) Greig Wright has worked with the Company’s Marine subsidiary franchise operations, and is not an affiliate, director, or officer of the Company.

(2) Robert Wright has worked with the Company’s Marine subsidiary franchise operations, is not an affiliate, director, or officer of the Company.

(3) Peter Wojcik provides other Business and advisory services, and is not an affiliate, director, or officer of the Company.

(4) Roger Edwardes has worked with the Company’s Marine subsidiary franchise operations, and is not an affiliate, director, or officer of the Company.

(5) Larry W. Trapp is not an affiliate, director, or officer of the Company.

(6) Tom Richards is not an affiliate, director, or  officer of the Company.

(7) John Brigandi provides other Business and advisory services, and is not an affiliate, director, or officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:   /s/  Dennis R. Alexander

                                             ------------------------

                                                  Dennis R. Alexander

                                                  Chairman and CFO

Date:  September 30, 2004